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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                        ________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT:  NOVEMBER 3, 2004
                        (Date of earliest event reported)

                        ________________________________

                               SEQUIAM CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                        ________________________________


       CALIFORNIA                        333-45678               33-0875030
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
      Incorporation)                                         Identification No.)


                                300 SUNPORT LANE
                             ORLANDO, FLORIDA 32809
                    (Address of Principal Executive Offices)

                                 (407) 541-0773
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Effective November 3, 2004, Sequiam Corporation (the "Company") entered into an Amendment and Waiver to Securities Purchase Agreement and Related Agreements (the "Amendment") with Laurus Master Fund, Ltd. ("Laurus") amending the following agreements previously entered into by the Company and Laurus on April 27, 2004: (a) the Securities Purchase Agreement; (b) Secured Convertible Term Note (the "Note"); (c) the Common Stock Purchase Warrant (the "Warrant"); and (d) the Registration Rights Agreement.

     Pursuant to the Amendment, Laurus also: (a) waived the Company's technical default of Section 6.12(f) of the Securities Purchase Agreement; and (b) in satisfaction of due and unpaid fees of $49,333.33, incurred by the Company for failing to cause its registration statement registering the shares underlying the Note and the Warrant to be declared effective by the Securities and Exchange Commission by August 30, 2004, the Company issued to Laurus a warrant to purchase 470,000 shares of the common stock of the Company at an exercise price of $0.33 per share.

THE NOTE

     Pursuant to the Amendment, Laurus will not require the Company to make principal or interest payments under the Note until May 2, 2005. Thereafter, the Company will pay Laurus $75,758 per month, together with any accrued and unpaid interest, until the Maturity Date of the Note. The Note was further amended by decreasing the Fixed Conversion Price of the Note from $0.66 per share to $0.33 per share.

THE SECURITIES PURCHASE AGREEMENT

     The Securities Purchase Agreement was amended to permit the Company to incur unsecured subordinated indebtedness in the aggregate principal amount not to exceed $1,025,000, so long as such indebtedness is subordinated to the Company's debt to Laurus. The additional financing of $775,000, as more fully described in: (a) the Form 8-K filed with the SEC on September 13, 2004; and (b) the Form 8-K filed with the SEC on October 4, 2004, is included in this amount.

THE WARRANT

     The Warrant was amended by decreasing the Exercise Price of the Warrant as follows: (a) $0.41 for the first 222,222 shares; (b) $0.50 for the next 222,222 shares; and (c) $0.58 for any additional shares acquired under the Warrant.

THE REGISTRATION RIGHTS AGREEMENT

     The Registration Rights Agreement was amended to lengthen the date that the Company's registration statement registering the shares underlying the Note and each of the Warrants must be declared effective by the Securities and Exchange Commission from August 30, 2004 to December 19, 2004.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The information provided in response to Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.


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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02.     UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     Since the Company filed its Form 10-QSB for the quarter ended June 30, 2004, it has issued warrants to purchase a total of 2,365,000 shares of the common stock of the Company which constitutes more than five percent of the total number of shares outstanding as of November 3, 2004.

     The information provided in response to Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

     In addition to the warrant issued to Laurus, the Company issued: (a) to Eagle Funding Eagle Funding, LLC, a warrant to purchase up to 400,000 shares of the Company's common stock at an exercise price of $0.66 per share which is more fully described in the Form 8-K filed with the SEC on September 13, 2004 and which is hereby incorporated by reference; (b) to Lee Harrison Corbin, Attorney-in-Fact For the Trust Under the Will of John Svenningsen, a warrant to purchase up to 1,300,000 shares of the Company's common stock at an exercise price of $0.66 per share which is more fully described in the Form 8-K filed with the SEC on October 4, 2004 and which is hereby incorporated by reference; and (c) to Lee Harrison Corbin, a warrant to purchase up to 195,000 shares of the Company's common stock at an exercise price of $0.66 per share which is more fully described in the Form 8-K filed with the SEC on October 4, 2004 and which is hereby incorporated by reference.

     In the Company's opinion, the issuance and sale of the warrants in each of the transactions described above was exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon
Section 4(2) of the Securities Act. Each of the investors is an accredited investor. The securities are not subject to resale except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The investors had an opportunity to ask management questions about the Company and had adequate access to information about the Company. No sales of securities involved the use of an underwriter and no commissions were paid in connection with the issuance or sale of any securities.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

      (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          4.1 Warrant to Purchase 470,000 shares of Common Stock issued to Laurus Master Fund, Ltd., dated October 27, 2004.

          10.1 Amendment and Waiver to Securities Purchase Agreement and Related Agreements, dated as of April 27, 2004, by and between Sequiam Corporation and Laurus Master Fund, Ltd.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SEQUIAM  CORPORATION
                                       --------------------



Date:  November 3, 2004                By: /s/ Mark L. Mroczkowski
       ----------------                    -------------------------------
                                       Name:   Mark L. Mroczkowski
                                             -----------------------------
                                       Title: Senior Vice President and
                                              ----------------------------
                                              Chief Financial Officer
                                              ----------------------------


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